UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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ISORAY, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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May 17, 2017

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders, and any adjournment, postponement or other delay thereof (the “Special Meeting”), of IsoRay, Inc., a Minnesota corporation (“IsoRay” or the “Company”), which will be held at the Pinnacle Peak Country Club, 8701 East Pinnacle Peak Road, Scottsdale, Arizona 85255-3589 at 11:00 a.m. local time on Thursday, June 15, 2017.

The enclosed Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the Special Meeting. This Notice of Special Meeting, Proxy Statement and accompanying proxy card are being distributed on or about May 17, 2017.

As we have done in the past, this year, in accordance with U.S. Securities and Exchange Commission (“SEC”) rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. We believe this procedure makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

Whether or not you expect to attend in person, we urge you to vote your shares as soon as possible. As an alternative to voting in person at the meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the meeting and will help ensure the presence of a quorum at the meeting.

Your vote is important. Whether or not you are able to attend in person, it is important that your shares be represented at the Special Meeting. Accordingly, we ask that you please vote over the Internet or by telephone at your earliest convenience, or, if you receive a paper proxy card and voting instructions by mail, that you complete, sign and date the proxy card and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) as soon as possible. If you do attend the Special Meeting, you may revoke your proxy and vote personally on each matter brought before the meeting.

We look forward to seeing you at the Special Meeting.

If You Plan to Attend in Person:

Please note that space limitations make it necessary to limit attendance to shareholders. Admission to the meeting will be on a first-come, first-served basis. Shareholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date to enter the meeting. Cameras, recording devices and other electronic equipment will not be permitted in the meeting.

Sincerely,

Thomas LaVoy

Chief Executive Officer and Chairman of the Board

350 Hills Street, Suite 106

Richland, Washington 99354-5511

www.isoray.com

ISORAY, INC.

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

TIME AND DATE	11:00 a.m., local time, on Thursday, June 15, 2017.

PLACE	Pinnacle Peak Country Club, 8701 East Pinnacle Peak Road, Scottsdale, Arizona 85255-3589.

ITEMS OF BUSINESS	1.	To approve the Company’s 2014 Employee Stock Option Plan;

	2.	To approve the stock options granted under the 2014 Employee Stock Option Plan;

	3.	To approve the Company’s 2017 Equity Incentive Plan; and

	4.	To ratify the appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2018.

BOARD OF DIRECTORS
RECOMMENDATION	The Board of Directors recommends that you vote “FOR” Items 1, 2, 3 and 4.

ADJOURNMENTS AND
POSTPONEMENTS	Any action on the items of business described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly adjourned or postponed.

RECORD DATE	You may vote at the Special Meeting if you were a shareholder of record at the close of business on May 11, 2017. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Special Meeting and will provide you with instructions on how you can direct that organization to vote your shares.

INTERNET ACCESS TO
PROXY MATERIALS	Under rules adopted by the SEC, we are providing access to our 2017 Special Meeting materials, which include the accompanying Proxy Statement, over the Internet in lieu of mailing printed copies. We will begin mailing, on or about May 17, 2017, a “Notice of Internet Availability of Proxy Materials” (which is different than this Notice of Special Meeting of Shareholders) to our shareholders. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the Special Meeting materials and vote online. The Notice of Internet Availability of Proxy Materials also will contain instructions on how you can request a printed copy of the Special Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner.

VOTING	Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials and the section entitled “General Information About the Special Meeting and Voting” beginning on page 1 of the accompanying Proxy Statement.

ADMISSION	Space limitations make it necessary to limit attendance at the Special Meeting to shareholders. If your shares are held in an account at a brokerage firm, bank or similar organization and you wish to attend the Special Meeting, you must obtain a letter from that brokerage firm, bank or similar organization confirming your beneficial ownership of the shares as of the record date and bring it to the Special Meeting. Admission to the Special Meeting will be on a first-come, first-served basis. Cameras and recording devices and other electronic equipment will not be permitted at the Special Meeting.

By Order of the Board of Directors,

Krista Cline
Secretary

This Notice of Special Meeting, Proxy Statement and accompanying proxy card are being distributed on or about May 17, 2017.

 ISORAY, INC.

350 Hills Street, Suite 106

Richland, Washington 99354-5511

PROXY STATEMENT

Special Meeting of Shareholders

June 15, 2017

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of IsoRay, Inc. of proxies to be voted at the Special Meeting of Shareholders to be held on June 15, 2017 (the “Special Meeting”), and at any adjournment or postponement of the Special Meeting. These proxy materials were first sent on or about May 17, 2017 to shareholders entitled to vote at the Special Meeting. This proxy is solicited on behalf of the Board.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why am I receiving these materials?

You are receiving a proxy statement from us because you were the shareholder of record or beneficial owner of shares of our common or Series B Preferred Stock at the close of business on the record date of May 11, 2017 (the “Record Date”) for the Special Meeting. This Proxy Statement contains important information about the Special Meeting and the items of business to be transacted at the Special Meeting. You are strongly encouraged to read this Proxy Statement, which includes information that you may find useful in determining how to vote.

Who is entitled to attend and vote at the Special Meeting?

Shareholders as of the Record Date are entitled to attend and to vote at the Special Meeting. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Special Meeting and will provide you with instructions on how to direct that organization to vote your shares.

How many shares are outstanding?

On the Record Date, 55,017,419 shares of our Common Stock were issued and outstanding and 59,065 shares of our Series B Preferred Stock were issued and outstanding. Each share of Common Stock and Series B Preferred Stock outstanding on the Record Date is entitled to one vote on each item brought before the shareholders at the Special Meeting.

How many shares must be present or represented to conduct business at the Special Meeting?

The presence, in person or by proxy, of a majority of the outstanding shares of our Common Stock and Series B Preferred Stock voting together as one class is necessary to constitute a quorum at the Special Meeting. In counting the votes to determine whether a quorum exists at the Special Meeting, we will use the proposal receiving the greatest number of all votes “for” or “against” and abstentions (including instructions to withhold authority to vote). As of April 30, 2017, there were 55,017,419 shares of Common Stock and 59,065 shares of Series B Preferred Stock outstanding.

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What shares can I vote at the Special Meeting?

You may vote all of the shares you owned as of the Record Date, including shares held directly in your name as the shareholder of record and all shares held for you as the beneficial owner through a broker or other nominee, such as a bank.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a bank, broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those beneficially owned.

Shareholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and we are sending our Notice of Internet Availability for Proxy Materials, which contains instructions on how to access and review the Special Meeting materials and vote online. The Notice of Internet Availability for Proxy Materials also contains instructions on how you can request a printed copy of the Special Meeting materials. As the shareholder of record, you have the right to vote in person or direct a proxyholder to vote your shares on your behalf at the Special Meeting by signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope, or by following the procedures for voting over the Internet or by telephone.

Beneficial Owner. If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of those shares and they are considered to be held in “street name” for your account. That institution will send you separate instruction describing the procedure for voting your shares. Please follow the directions you are given carefully so that your vote is counted. As a beneficial owner, you may also vote in person at the Special Meeting, but only after you obtain and present a “legal proxy” from your bank, broker or other nominee, giving you the right to vote your shares at the Special Meeting.

How can I vote my shares without attending the Special Meeting?

Whether you hold shares directly as the shareholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Special Meeting by voting on the Internet, by phone or by proxy card. If you provide specific instructions with regard to items of business to be voted on at the Special Meeting, your shares will be voted as you instruct on those items. When you sign and return the proxy card, you appoint Thomas LaVoy and Philip Vitale, and each of them individually, as your representatives at the meeting. Thomas LaVoy and Philip Vitale will vote your shares at the meeting as you have instructed them. This way your shares will be voted regardless of whether you attend the Special Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return the enclosed proxy card in advance of the meeting just in case your plans change. Returning the proxy card will not affect your right to attend or vote at the Special Meeting.

If you just sign your proxy card with no further instructions, or if you electronically transmit your proxy card but do not direct your vote on particular items, your shares will be voted in accordance with the Board’s recommendation on those items. If you hold your shares in “street name” as a beneficial owner and you do not instruct your bank, broker or other nominee how to vote your shares, your bank, broker or other nominee will only be able to vote your shares with respect to the routine matter of appointment of DeCoria, Maichel & Teague, P.S. as our independent registered public accounting firm for the fiscal year ending June 30, 2018. Please see “What is a broker non-vote?” below.

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What proposals will be voted on at the Special Meeting?

Four proposals are scheduled to be voted on at the Special Meeting. The first is the approval of the 2014 Employee Stock Option Plan. The second is the approval of the stock options granted under the 2014 Employee Stock Option Plan. The third is the approval of the 2017 Equity Incentive Plan. The fourth is the ratification of the appointment by the Audit Committee of DeCoria, Maichel & Teague, P.S. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

Why are these proposals being submitted at a special meeting instead of an annual meeting?

The Board believes that the longer we wait to approve the 2014 Employee Stock Option Plan and 2017 Equity Incentive Plan, the greater the risk will be that we will not be able to retain employees who are essential to the future growth and success of our business. Therefore, the Board did not believe that it would be prudent to wait until the Company’s Fiscal 2018 Annual Meeting to act on these proposals.

How can I attend the Special Meeting?

Whether you hold shares in your name as the shareholder of record or beneficially own shares held in “street name,” you should be prepared to present photo identification for admittance to the Special Meeting. Please also note that if you are a “street name” holder, you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your bank, broker or other nominee, or other similar evidence of ownership for admittance to the Special Meeting. The Special Meeting will begin promptly at 11 a.m. local time. Check-in will begin at 10:30 a.m. local time. However, if you are a “street name” holder, you may not vote at the Special Meeting unless you have obtained a proxy from your broker, bank or other nominee. Even if you plan to attend the Special Meeting, we recommend that you also vote by Internet, telephone or sign and date the proxy card or voting instruction card and return it promptly in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the Special Meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Special Meeting. If you are the shareholder of record, you may change your vote by (i) granting a new proxy bearing a later date, which automatically revokes your earlier proxy, (ii) providing a written notice of revocation to our Corporate Secretary at our principal executive offices prior to the Special Meeting, or (iii) attending the Special Meeting, revoking your proxy, and voting in person. However, attendance at the Special Meeting but not voting in person will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by (i) submitting a new voting instruction card to your bank, broker or other nominee, or (ii) if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Special Meeting, revoking your proxy, and voting in person.

What is a “broker non-vote”?

A broker holding your shares in “street name” must vote those shares according to any specific instructions it receives from you. In the absence of such instructions, your broker does not have discretion to vote your shares on any proposal that is considered to be “non-discretionary,” and may, but is not required to, vote your shares on any “discretionary” proposal. We believe that Proposal 4 is the only discretionary proposal. If your broker does not vote your shares at the Special Meeting on a matter, it gives rise to what is called a “broker non-vote.”

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How are “broker non-votes” counted?

Under the rules of the New York Stock Exchange (the “Exchange”) that govern most domestic stock brokerage firms, member firms that hold shares in “street name” for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the Exchange. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a “broker non-vote” on the proposal. “Broker non-votes” are considered in determining whether a quorum exists at the Special Meeting, but are not considered as votes cast in determining the outcome of any proposal.

In summary, if you do not vote your proxy, your brokerage firm or other nominee may either:

•	vote your shares on discretionary matters (Proposal 4) and cast a “broker non-vote” on non-discretionary matters (Proposals 1, 2 and 3); or

•	leave your shares unvoted altogether.

We encourage you to provide instructions to your brokerage firm or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Special Meeting.

How many votes are required to approve the proposals?

The vote required to approve the proposals is governed by Minnesota law, and is the affirmative vote of the greater of (i) a majority of the voting power of the shares present and entitled to vote on that item of business, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required obtaining the necessary majority vote, and therefore will have the same legal effect as voting against Proposals 1, 2, 3 and 4.

Because your vote on Proposal 4 is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the advisory vote when making future decisions regarding the selection of our independent registered public accounting firm.

You may either vote “FOR”, “AGAINST” or “ABSTAIN” on Proposals 1, 2, 3 and 4. If you sign and submit your proxy card without voting instructions, your shares will be voted “FOR” Proposals 1, 2, 3 and 4.

What happens if the Special Meeting is adjourned?

If the Special Meeting is adjourned until another time, no additional notice will be given regarding the time or location that the Special Meeting will be continued, if this information is announced at the time of the adjournment, unless the adjournment is for more than 120 days, in which case a notice of the time and location will be given to each shareholder of record entitled to vote at the Special Meeting. Any items of business that might have been properly transacted at the Special Meeting may be transacted after any adjournment.

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Who will serve as inspector of elections?

The Secretary of the Company, Krista Cline, will tabulate the votes cast at the meeting in combination with the votes cast prior to the meeting and act as the Inspector of Elections at the Special Meeting.

Will I be receiving printed copies of the 2017 Special Meeting materials?

You will not receive printed copies unless you request them by following the instructions in the “Notice of Internet Availability of Proxy Materials” (the “Notice”) that you will receive in the mail. The Notice is different than the Notice of Special Meeting of Shareholders that accompanies this Proxy Statement. We will begin mailing the Notice to shareholders on or about May 17, 2017.

Under rules adopted by the SEC, we are providing access to our Special Meeting materials, which include this Proxy Statement, over the Internet in lieu of mailing printed copies. The Notice will contain instructions on how to access and review the Special Meeting materials and vote online. This electronic access process is designed to expedite shareholders’ receipt of materials, lower the cost of the Special Meeting and help conserve natural resources. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

The Notice also will contain instructions on how you can request, at no cost, a printed copy of the Special Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a copy via e-mail of the Special Meeting materials or future proxy solicitations. Your request to receive materials via e-mail will remain in effect until you terminate it.

Can I mark my votes on the Notice and send it back to the Company or my broker?

No. The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to the Company or your broker, your vote will not count.

How can I get electronic access to the Special Meeting materials?

The Notice will provide you with instructions regarding how to view the Special Meeting materials on the Internet.

This Proxy Statement is also available without charge on the Company’s website at isoray.com and the SEC’s website at sec.gov. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement.

The Notice will also contain instructions on how you can elect to receive future proxy materials electronically by e-mail. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Special Meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

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Where can I find the voting results of the Special Meeting?

We intend to announce preliminary voting results at the Special Meeting and publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Special Meeting.

What is the deadline for submitting proposals for consideration at the next Annual Meeting of shareholders or to nominate individuals to serve as directors?

As a shareholder, you may be entitled to present proposals for action at the Fiscal 2018 Annual Meeting of shareholders, including director nominations. Please refer to “Shareholder Proposals and Director Nominations” below.

How many shares of common and Series B Preferred Stock are held or controlled by the officers and directors?

As of March 31, 2017, our directors and executive officers held or controlled approximately 265,523 shares of our Common Stock, constituting approximately 0.48% of the outstanding Common Stock. As of March 31, 2017, our directors and executive officers did not hold or control any shares of our Series B Preferred Stock. We believe that these holders will vote all of their shares of Common Stock in accordance with the Board’s recommendations on the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote your shares “FOR” each of the proposals.

How do I vote my shares without attending the Special Meeting?

Shareholders of record can vote as follows:

•	Via the Internet: Shareholders may vote through the Internet by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

•	By Telephone: Shareholders may vote by telephone by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

•	By Mail: Those shareholders who receive a paper proxy card in the mail may sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided with the mailed proxy materials. If you have misplaced your return envelope or need to return a proxy card from outside the United States, you may mail your proxy card to the address listed on the proxy card.

•	At the Meeting: If you attend the Special Meeting, you may vote in person by ballot, even if you have previously returned a proxy card or otherwise voted.

If your shares are held in “street name” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Please follow the directions you are given carefully so your vote is counted. “Street name” shareholders who wish to vote in person at the Special Meeting will need to obtain a proxy form from the institution that holds your shares and present it to the inspector of elections with your ballot.

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How do I vote my shares in person at the Special Meeting?

If you are a shareholder of record and prefer to vote your shares at the Special Meeting, you should bring the enclosed proxy card or proof of identification to the Special Meeting. You may vote shares held in “street name” at the Special Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Special Meeting, we encourage you to vote in advance by Internet, telephone or proxy card so your vote will be counted even if you later decide not to attend the Special Meeting.

May shareholders ask questions at the Special Meeting?

Yes. Representatives of the Company will answer a limited number of shareholders’ questions of general interest at the end of the Special Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

PROPOSAL 1 – APPROVE THE COMPANY’S 2014 EMPLOYEE STOCK OPTION PLAN

On January 16, 2014, the Board unanimously adopted, subject to shareholder approval, the Company's 2014 Employee Stock Option Plan (the “2014 Plan”). We do not believe that the corporate laws of the State of Minnesota require shareholder approval of option plans in general or of the 2014 Plan specifically. However, to meet the ongoing listing statements of the NYSE MKT, where the Company’s common stock is publicly traded, the Company was required to meet the approval threshold set forth in the NYSE MKT Company Guide. We believed that this approval was obtained when the 2014 Plan was approved by a majority of shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting held on March 5, 2014.

On January 31, 2017, a putative class action complaint captioned Griffith, et al. v. LaVoy, et al., No. 17-2-00194-2, was filed in the Superior Court of Washington in and for Benton and Franklin Counties against the Company, the Board, and a former director and officer of the Company. The complaint alleges that the defendants violated Section 302A.437 of the Minnesota Business Corporation Act because, due to a significant number of broker non-votes at the respective meetings, the Company did not receive at least a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum in favor of proposals to approve the 2014 Plan and the 2016 Equity Incentive Plan (“2016 Plan”) (collectively, the “Plans”). The complaint alleges that since these Plans were not properly approved by shareholders under Minnesota law, the Plans and the Company’s equity awards under the Plans are invalid. The complaint also alleges that members of the Board breached their fiduciary duties by deeming these Plans approved by shareholders when they were not under Minnesota law and by authorizing equity awards to be made under these Plans. Unless the Company obtains the requisite shareholder approvals under Minnesota law, the complaint seeks cancellation of the Plans and rescission of all awards made under the Plans, an injunction prohibiting the Company from making further awards under the Plans, and an award of fees and costs to plaintiffs’ counsel. The Company and the other defendants have not yet answered or otherwise responded to the complaint.

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The Company, members of the Board, and the former director and officer of the Company vigorously deny that they violated Minnesota law and, as to the non-company defendants, that they breached any fiduciary duty. No awards were issued to then-outside directors under the 2014 Plan. No awards made to anyone under the 2014 Plan have been exercised. No awards were issued under the 2016 Plan. In order to correct mistakes, if any, in connection with the approvals of these Plans or the issuance of these equity awards under the 2014 Plan, we have reached an agreement in principle with the plaintiffs to settle this lawsuit in order to remedy the claims alleged in the complaint and to eliminate the burden and expense of further litigation. This settlement in principle including an agreement to seek approval of the 2014 Plan (Proposal 1), and approval of prior grants under the 2014 Plan (Proposal 2), each from shareholders pursuant to the higher voting threshold imposed by Minnesota corporate laws, and cancel the 2016 Plan altogether. Section 302A.437 of the Minnesota Business Corporation Act includes an approval threshold for shareholder votes on any matter (other than the election of directors) that is higher than that imposed by the NYSE MKT listing standards. Under the Minnesota statute, the shareholder vote necessary to approve the 2014 Plan was the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present and entitled to vote on the item of business, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting. The Company and the Board have agreed that they will count the votes of the shareholder meeting as to Proposals 1 and 2 in accordance with Section 302A.437 of the Minnesota Business Corporation Act, and if the votes required by the statute for shareholder approval are not received, the Company will cancel the 2014 Plan and rescind equity awards granted under the 2014 Plan. In short, the Board is now seeking in Proposal 1 re-approval of the 2014 Plan by the shareholders at this Special Meeting in order to satisfy the higher approval threshold required by Minnesota law, thereby ratifying the shareholder approval taken at the March 5, 2014, Annual Meeting, and in Proposal 2 approval of all equity awards previously granted under the 2014 Plan.

The purpose of the 2014 Plan is to encourage selected employees, consultants, and advisors to improve operations and increase profits of the Company and to accept or continue employment or association with the Company or its affiliates, to increase the interest of such persons in the Company's welfare through participation in the growth in value of the Company's common stock, and to enable the Company to attract and retain top-quality employees, officers and consultants and provide them with an incentive to enhance shareholder return. Up to 2,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2014 Plan. As the Company has already issued options to purchase approximately 1,400,000 shares to employees as further described in Proposal 2 below, approximately 600,000 options remain available under the 2014 Plan. The full text of the 2014 Plan appears as Appendix A to this Proxy Statement and the description of the 2014 Plan herein is qualified in its entirety by reference to the text of the Plan.

The closing sales price of the Company’s common stock as reported on the NYSE MKT on January 16, 2014 was $0.83.

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. The Company's existing Amended and Restated 2005 Employee Stock Option Plan expired in 2015, leaving the Company with no equity incentive plans available for grants to its employees. If the 2014 Plan is not approved, all grants made under the 2014 Plan will be cancelled and the 2014 Plan will not be available to provide incentives to our employees.

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Description of the 2014 Plan

Under the 2014 Plan, awards may be made in Common Stock of the Company. Subject to adjustment as provided by the terms of the 2014 Plan, the maximum number of shares of Common Stock with respect to which awards may be granted under the 2014 Plan is 2,000,000, but as already 1,390,500 option to purchase shares of Common Stock have been awarded, only 609,500 remain available for issuance. At present, approximately 35 persons are eligible to participate in the 2014 Plan.

The 2014 Plan will be administered by the Board or a committee of the Board. The administrator will have complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 2014 Plan. Options granted under the 2014 Plan may be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified options, and will be designated as such. Because the 2014 Plan was not approved within 12 months of adoption by the Board by shareholders pursuant to the corporate laws of the State of Minnesota, none of the options issued under the 2014 Plan may be awarded to qualify as incentive stock options.

 The exercise price of options granted under the 2014 Plan may be not less than the fair market value of the Company’s Common Stock on the date of grant. Fair market value will be determined as provided in the 2014 Plan, which valuation methodology is intended to come within the parameters of Section 409A of the Code and the regulations thereunder.

In general, upon termination of employment of an optionee (except for cause), all options granted to such person which were not exercisable on the date of such termination will immediately terminate, and any options that are exercisable on such termination date will be exercisable for a period of six months (one year in the case of termination by reason of death or disability) following termination of employment.

Options may not be exercised more than ten years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 2014 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors, or administrators in the event of death. The exercise price under any option may be paid in cash or shares of common stock already owned, as may be determined by the administrator, or through a cashless exercise. Tax withholding is required at the time of exercise. Under the 2014 Plan, shares subject to canceled or terminated options are available for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the event of changes in the outstanding common stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations, or like events. The 2014 Plan is effective for ten years, unless sooner terminated or suspended.

The Board may at any time amend, alter, suspend, or discontinue the 2014 Plan. Without the consent of an optionee, no amendment, alteration, suspension, or discontinuance may adversely affect outstanding options except to conform to the 2014 Plan and options granted hereunder to the requirements of federal or other tax laws relating to such stock options. No amendment, alteration, suspension, or discontinuance will require shareholder approval unless (i) it increases the maximum aggregate number of shares of stock that may be issued under the 2014 Plan (not including any adjustments for changes in the Company's capital structure), (ii) shareholder approval is required under any applicable law, regulation or rule, including but not limited to applicable exchange rules, or (iii) the Board otherwise concludes that shareholder approval is advisable. In this case, the Board has concluded that shareholder approval is advisable.

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2014 Plan Benefits

Awards under the 2014 Plan are granted at the discretion of the Board, which acts upon recommendations of the Compensation Committee of the Board (the “Compensation Committee”). The Board determines the key employees who will receive options under the 2014 Plan and the terms of those options. Accordingly, the nature and amounts of any future awards to be made to participants in the 2014 Plan are not presently determinable.

 Since the grants of option awards under the 2014 Plan will be determined at the discretion of the Board, the Company is not presently able to determine, with the exception of the option awards already granted under the 2014 Plan, the number of options that may be granted to each named executive officer, all current executive officers as a group, and all other employees. Non-employee directors are not eligible to participate in the 2014 Plan.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of non-qualified stock options and incentive stock options granted under the 2014 Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local, or foreign tax consequences. The federal income tax consequences of an eligible person's award under the 2014 Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions, and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of incentive stock options and/or non-qualified stock options are made under the 2014 Plan.

Non-Qualified Options. An optionee generally recognizes no taxable income as the result of the grant of a non-qualified stock option. Upon exercise of such an option, the optionee generally recognizes ordinary income in the amount of the excess of the fair market value of the shares on the date of exercise over the option price for such shares. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the adjusted basis of the stock (i.e., the exercise price plus the amount recognized as ordinary income upon exercise of the option), will be taxed as short-term or long-term capital gain or loss, depending upon the length of time the optionee has held the stock from the date of exercise. Special rules apply under Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) if a participant exercises an option within six months of the date of grant.

 No tax deduction is available to the Company upon either the grant of a non-qualified stock option or the sale of stock acquired pursuant to the exercise of such option. Subject to the limits on deductibility of employee remuneration under Section 162(m) of the Code, the Company will generally be entitled to a tax deduction at the time the non-qualified stock option is exercised in an amount equal to the amount of ordinary income recognized by the optionee upon the exercise of the option. Non-qualified stock options granted to executive officers under the 2014 Plan are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, and the Company should be entitled to a tax deduction in the amount of ordinary income recognized by such officers upon the exercise of the options. However, no tax authority or court has ruled on the applicability of Section 162(m) to the 2014 Plan. The Company retains the right to grant options under the 2014 Plan in accordance with the terms of the 2014 Plan regardless of whether the Internal Revenue Service or a court having final jurisdiction with respect to the matter ultimately determines that the non-qualified stock options granted to executive officers are not deductible under Section 162(m) of the Code.

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Incentive Stock Options. Upon the grant or exercise of an incentive stock option, the grantee thereof will not recognize any income for regular federal income tax purposes. If a grantee exercises an incentive stock option and retains the shares received for at least two years after the date of grant of such option and at least one year from the date of the option exercise, any gain realized upon the subsequent sale of the shares will be characterized as long term capital gain. If a grantee disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant of such option or within one year after the date of exercise of such option, the disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the purchase price, or (ii) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the grantee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long or short-term capital gain, depending on the length of time the optionee has held the stock from the date of exercise.

The exercise of an incentive stock option may subject a grantee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price of the shares is included in income for purposes of the alternative minimum tax, even though it is not included in taxable income for purposes of determining the regular tax liability of a grantee. Consequently, a grantee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. As the application of the alternative minimum tax is complex and depends on each person's individual tax situation, a grantee should consult his or her own tax advisor in order to determine whether the exercise of an incentive stock option will subject the grantee to the alternative minimum tax.

In general, there will be no federal income tax deduction allowed to the Company upon the grant, exercise, or termination of an incentive stock option, or upon the sale of shares acquired pursuant to the exercise of an incentive stock option. However, in the event of a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by a grantee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

Both non-qualified stock options and incentive stock options granted pursuant to the 2014 Plan are intended to be exempt from Section 409A of the Code. The final Treasury Regulations under Section 409A, issued in April 2007, exclude from the provisions of that section (i) any stock options that are incentive stock options under Section 422 of the Code, and (ii) any non-qualified stock options granted with an exercise price of not less than the fair market value of the stock on the grant date, provided that the number of shares subject to the option is fixed on the grant date. The 2014 Plan contains definitions of “fair market value” and “grant date” that are consistent with those set forth in the Treasury Regulations. As a result, both non-qualified stock options and incentive stock options granted pursuant to the 2014 Plan should not be subject to the accelerated income tax and excise tax provisions of Section 409A of the Code.

Interest of Certain Persons

Thomas LaVoy, the Company’s Chief Executive Officer, has a substantial interest in the approval of the 2014 Plan, as he has received grants of 350,000 stock options under the plan. Brien Ragle, the Company’s former Chief Financial Offer, has a substantial interest in the approval of the 2014 Plan, as he has received grants of 58,000 stock options under the plan. Matthew Branson, the Company’s Controller, has a substantial interest in the approval of the 2014 Plan, as he has received grants of 40,000 stock options under the 2014 Plan. William Cavanagh, the Company’s Chief Operating Officer, has a substantial interest in the approval of the 2014 Plan, as he has received grants of 145,000 stock options under the plan. Michael Krachon, the Company’s Vice President, Sales & Marketing, has a substantial interest in the approval of the 2014 Plan, as he has received grants of 125,000 stock options under the plan.

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The following persons or categories of person have received the following stock options under the 2014 Plan.

	2014 Employee Stock Option Plan
Name and Position	Common Stock Options Granted	Exercise Price	Grant Date	Vesting Period	Market Price as of April 18, 2017
Thomas LaVoy	250,000	$0.69	2/15/2016	Vested	$0.53
Chairman & CEO	100,000	$0.93	6/21/2016	5 years
Brien Ragle(1)	20,000	$1.47	6/17/2015	3 years	$0.53
Former CFO	38,000	$0.93	6/21/2016	5 years
Matthew Branson	15,000	$1.53	3/10/2015	3 years	$0.53
Controller	25,000	$0.93	6/21/2016	5 years
William Cavanagh	20,000	$1.47	6/17/2015	3 years	$0.53
COO	125,000	$0.93	6/21/2016	5 years
Michael Krachon VP, Sales & Marketing	125,000	$0.83	3/7/2016	3 years	$0.53
Dwight Babcock Former Chairman & CEO	-	-	-	-	-
Executive Officers as a Group	718,000	$0.87 Weighted Average	Ranging from 3/10/15 to 6/21/16	Ranging from Vested to 5 years	$0.53
Non-Executive Officer Directors as a Group	0	N/A	N/A	N/A	$0.53
Non-Executive Officer Employee Group	672,500	$1.10 Weighted Average	Ranging from 3/10/15 to 12/12/16	Ranging from 1 year to 5 years	$0.53

(1)	Mr. Ragle served as CFO until January 16, 2017. Pursuant to the terms of his Separation Agreement, he has until July 16, 2017 to exercise his unexpired options, except for the unvested options that terminated as of his separation date, provided that the Company extended his exercise period for vested options to purchase 6,666 shares of common stock to January 16, 2018.

The Board unanimously recommends that the shareholders vote “FOR” Proposal 1 to approve the IsoRay, Inc. 2014 Employee Stock Option Plan.

PROPOSAL 2 – APPROVE THE STOCK OPTIONS GRANTED UNDER THE COMPANY’S 2014 EMPLOYEE STOCK OPTION PLAN

As noted in the discussion to Proposal 1 above, the shareholders of the Company approved the 2014 Plan by a majority of shares present in person or represented by proxy at the Annual Meeting held on March 5, 2014 and entitled to vote on the matter. But, in conjunction with the settlement in principle described in Proposal 1 above, the Board is now seeking a higher threshold vote to comply with Section 302A.437 of the Minnesota Business Corporation Act. Under this Minnesota statute, the shareholder vote necessary to approve the 2014 Plan was the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present and entitled to vote on the item of business, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting. Also, as part of the settlement in principle, the Board is seeking in Proposal 2 separate shareholder approval of all previous grants of stock options issued pursuant to the 2014 Plan. As of the 30-day period ending on the mailing date of this Proxy Statement, only one of the option grants, totaling 10,000 options, previously granted had an exercise price at or above the closing price of the Company’s Common Stock, and none of the options previously granted have been exercised. Exercise prices of these grants which have been issued since March 10, 2015 vary between $0.55 and $1.53 per share of Common Stock. While the Board could have decided to cancel the 2014 Plan altogether and issue options for shares of Common Stock at more favorable prices under another plan approved by shareholders, if any, they wanted to honor the integrity of the pricing of the prior grants and so instead are seeking ratification of these options instead. If prior grants of options under the 2014 Plan are not approved, as part of the settlement in principle, they will be cancelled.

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As of April 19, 2017, grants totaling 1,390,500 Common Stock options were made under the 2014 Plan, with exercise prices ranging from $0.55 to $1.53.

The Board unanimously recommends that the shareholders vote “FOR” Proposal 2 to approve the stock options granted under the 2014 Employee Stock Option Plan.

PROPOSAL 3 – APPROVE THE COMPANY’S 2017 EQUITY INCENTIVE PLAN

On May 4, 2017, the Board, at the recommendation of the Compensation Committee, unanimously adopted, subject to shareholder approval, the Company’s 2017 Equity Incentive Plan (the “2017 Plan”). On May 4, 2017, the Board also cancelled the 2016 Plan as part of the settlement in principle described in Proposal 1. The 2016 Plan was approved by a majority of shares present in person or represented by proxy at the Annual Meeting held on June 8, 2016 and entitled to vote on the matter. Pursuant to Section 302A.437 of the Minnesota Business Corporation Act, the shareholder vote necessary to approve the 2016 Plan was the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present and entitled to vote on the item of business, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting.

While the 2016 Plan reserved an aggregate of four million shares, no options or other equity incentives were issued under the 2016 Plan, its termination did not result in the revocation of any options granted to employees, consultants, or directors. It is important that the 2017 Plan is approved as it provides equity incentives that the 2014 Plan does not provide. These additional incentives include the following:

•	The 2014 Plan permits stock options to be granted to employees, consultants and advisors. The 2017 Plan permits awards to consultants, directors, and those individuals whom the committee of the Board administering the 2017 Plan (the “Committee”) determines are reasonably expected to become employees, consultants, and directors following the grant date.

•	The 2017 Plan, if approved by shareholders within 12 months of adoption, permits the issuance of incentive stock options which provide favorable tax treatment to employees and officers of the Company; and

•	The 2017 Plan provides for the issuance of not only stock options but also restricted stock and stock appreciation rights providing more flexible incentives to management for award of performance.

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The primary purpose of the 2017 Plan is to promote the interests of the Company and its shareholders by, among other things, (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its affiliates, (ii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iii) encouraging ownership of stock in the Company by such individuals, and (iv) linking their compensation to the long-term interests of the Company and its shareholders.

Our general compensation philosophy is that long-term stock-based incentive compensation should strengthen and align the interests of our officers and employees with our shareholders. We believe that the utilization of stock options have been effective over the years in enabling us to attract and retain the talent critical to the Company and would like to expand the use of all types of equity to provide incentives to a greater number of our employees.

The 2017 Plan is designed to provide officers, employees, consultants, and directors of the Company and its affiliates with incentives to promote the growth and performance of the Company. Most of the companies with which the Company competes for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. The 2017 Plan will give us the flexibility we need to continue to attract and retain highly-qualified individuals by offering a competitive compensation program linked to the performance of our common stock.

Unlike the 2014 Plan, the 2017 Plan includes a variety of award types that we may grant, including shares of restricted stock, stock appreciation rights (“SARs”) and stock options.

If approved by the Company’s shareholders, the 2017 Plan will reserve an aggregate of 4,000,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) for issuance under the plan. We believe this authorization will enable us to implement our long-term stock incentive program for the life of the plan.

If the 2017 Plan is not approved, we may become unable to provide long-term, stock-based incentives to present and future employees, officers, directors and consultants consistent with our current compensation philosophies and objectives. If the 2014 Plan and 2017 Plan are both not approved then management believes we will not remain competitive without substantial increase in our salaries.

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board believes adoption of the 2017 Equity Incentive Plan is in the best interests of the Company and its shareholders and unanimously recommends a vote “FOR” the approval of the 2017 Equity Incentive Plan.

The full text of the 2017 Plan appears as Appendix B to this Proxy Statement and the following discussion, which summarizes the material features of the 2017 Plan, is qualified in its entirety by reference to the text of the 2017 Plan.

Shares Available for Awards under the Plan

Under the 2017 Plan, awards may be made in common stock of the Company. Subject to adjustment as provided by the terms of the 2017 Plan, the maximum number of shares of Common Stock with respect to which awards may be granted under the 2017 Plan is 4,000,000. Except as adjusted in accordance with the terms of the 2017 Plan, no more than 2,000,000 shares of Common Stock authorized under the 2017 Plan may be awarded as incentive stock options.

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Shares of Common Stock subject to an award under the 2017 Plan but which terminate, expire unexercised or are settled for cash, or are forfeited or cancelled without delivery of the shares, remain available for awards under the 2017 Plan. Shares of Common Stock issued under the 2017 Plan may be either newly issued shares or shares which have been reacquired by the Company.

To the extent any shares of stock covered by an award (including restricted stock awards) under the 2017 Plan are not delivered to a participant or beneficiary for any reason, including because the participant forfeits the award or fails to exercise a stock option during its term, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the plan. To the extent (i) a stock option is exercised using an actual or constructive exchange of shares to pay the exercise price, (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, or (iii) stock options are exercised by a net settlement of the stock options, then, in each case, the number of shares of stock available will be reduced by the gross number of stock options exercised rather than the net number of shares of stock issued upon the exercise.

Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines (“Substitute Awards”), do not reduce the number of shares available for awards under the 2017 Plan, unless shareholder approval is required for such Substitute Awards.

With certain limitations, awards made under the 2017 Plan may be adjusted by the Committee in its discretion or to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2017 Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company.

If a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination or exchange of shares) occurs, the share limitations and all outstanding awards will automatically be adjusted equitably to reflect the event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Code, if applicable.

Eligibility and Administration

Current and prospective officers and employees, and directors of, and consultants to, the Company or its affiliates are eligible to be granted awards under the 2017 Plan. As of March 31, 2017, approximately 35 individuals would be eligible to participate in the 2017 Plan. However, the Company has not at the present time determined who will receive the shares of Common Stock that will be authorized for issuance under the 2017 Plan or how they will be allocated.

The Committee will administer the 2017 Plan, except with respect to awards to non-employee directors, for which the 2017 Plan will be administered by the Board. The Committee will be composed of not less than two non-employee directors, each of whom will be a “Non-Employee Director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, and an “outside director” within the meaning of Section 162(m) and the related regulations promulgated under the Code.

The Board has determined that the Compensation Committee will administer the 2017 Plan and act as the Committee. Subject to the terms of the 2017 Plan, the Committee has full and exclusive power within the limitations set forth in the 2017 Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the purposes of the 2017 Plan; interpreting and otherwise construing the 2017 Plan; and making all other determinations that may be necessary or desirable for the administration of the 2017 Plan.

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The Committee may determine the type and terms and conditions of awards under the 2017 Plan, which the Committee will set forth in an award agreement delivered to each participant. The Committee may grant awards in a combination of incentive and non-qualified stock options, SARs or restricted stock.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. A stock option is the right to purchase shares of Common Stock at a specified price for a specified period of time. Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Code. Only employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options.

The Committee is also authorized to grant SARs, either with or without a related option. A SAR, or stock appreciation right, is the right to receive a cash payment or payment in the form of shares of Common Stock of the difference between the share price on the date of grant and the share price on the date of exercise.

The Committee may specify the terms of such grants subject to the terms of the 2017 Plan. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of Common Stock on the date of the grant, except in the case of Substitute Awards. Fair market value for purposes of the 2017 Plan means the closing price of our Common Stock as reported on the NYSE MKT on the date in question, or if our Common Stock was not traded on that date, then on the day before that date or on the next preceding day on which our Common Stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value of the Common Stock, in accordance with Section 409A of the Code, if it cannot be determined in the manner described above.

The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised. Shares of Common Stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) in cash or by certified or bank check, (ii) by tendering stock of the Company owned by the participant in satisfaction of the exercise price, or (iii) by a “cashless exercise” through a third party.

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Payment of the option price may be made in such other method as the Committee approves, including withholding shares of Common Stock issuable upon exercise of an option having a fair market value equal to the option price together with any applicable withholding taxes. Subject to applicable securities laws and Company policy, the Company may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes.

Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

Restricted Shares

The Committee is authorized to grant restricted shares of Common Stock. A restricted stock award is a grant of Common Stock, subject to risk of forfeiture, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. Restricted stock awards may be granted only in whole shares of Common Stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2017 Plan or the award agreement. A participant granted restricted shares of Common Stock generally has most of the rights of a shareholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

Non-Employee Director Awards

Non-employee directors are eligible to receive awards pursuant to the terms of the 2017 Plan, including options, SARs and restricted shares, upon such terms as the Committee may determine; provided, however, that with respect to awards made to non-employee directors, the 2017 Plan will be administered by the Board. A non-employee director may not be granted awards covering more than 100,000 shares of Common Stock in any fiscal year.

Vesting of Awards

The Committee may specify vesting requirements on any award. If the vesting of an award under the 2017 Plan is conditioned on the completion of a specified period of service with the Company or its affiliates, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. The Committee may determine that all stock options then held by a participant shall become fully exercisable (subject to expiration provisions otherwise applicable to such award) and all restricted stock awards, other than awards subject to performance-based vesting conditions, shall be fully earned and vested immediately.

Termination of Employment

The Committee will determine the terms and conditions that apply to any award upon the termination of employment or services, as applicable, with the Company and its affiliates, and provide such terms in the applicable award agreement or in its rules or regulations. In general, unless otherwise provided in an award agreement or in a participant’s employment or service agreement, options may be exercised for three months following termination of employment or termination of services, as applicable, or twelve months in the event of death or disability.

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Change in Control

Subject to terms of employment agreements in force with various employees from time to time, in the event of a change in control (as defined in the 2017 Plan), all options and SARs become immediately exercisable with respect to 100% of the shares subject to such options or SARs, and/or the restricted period shall expire immediately with respect to 100% of the shares of restricted stock or restricted stock units. The Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any option or SAR with an exercise price (or SAR exercise price in the case of a SAR) that equals or exceeds the price paid for a share of Common Stock in connection with the change in control, the Committee may cancel the option or SAR without the payment of consideration therefor.

Forfeiture

The Committee may specify that rights and benefits with respect to any award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events in addition to any otherwise applicable vesting or performance conditions. These events include, without limitation, termination for cause; breach of non-competition, non-solicitation, confidentiality or other restrictive covenants; or any other conduct that is detrimental to the business or reputation of the Company and/or its affiliates. Awards are also subject to recovery under applicable clawback policies.

Amendment and Termination

The Board may, at any time, amend or terminate the 2017 Plan or any award granted under the plan, provided that, except as provided in the plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board may not amend the 2017 Plan to materially increase the original number of securities that may be issued under the plan (other than as provided in the plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the plan, without approval of shareholders to the extent shareholder approval is required by applicable law. Notwithstanding the foregoing, the Board may, without shareholder approval, amend the 2017 Plan at any time, retroactively or otherwise, to ensure the plan complies with current or future law and may unilaterally amend the plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Code, and its applicable regulations and guidance.

Other Terms of Awards.

The Company may take action, including the withholding of amounts from any award made under the 2017 Plan, to satisfy withholding and other tax obligations. Except as permitted by the applicable award agreement, awards granted under the 2017 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion.

Effective Date and Duration of Plan

If approved by our shareholders at this Special Meeting, the 2017 Plan will be effective as of June 15, 2017. The 2017 Plan will terminate automatically on the 10-year anniversary of the effective date of the plan, after which no further awards may be granted. At any earlier time, the Board may terminate the plan. However, any termination of the plan will not affect outstanding awards.

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Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of awards granted under the 2017 Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the 2017 Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of incentive stock options and/or non-qualified stock options are made under the 2017 Plan.

Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a SAR or a restricted share award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of Common Stock acquired on the date of exercise.

If a participant sells shares of Common Stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of Common Stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of Common Stock), and (ii) the exercise price. Otherwise, a participant’s disposition of shares of Common Stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of Common Stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of Common Stock for the incentive stock option holding periods prior to disposition of the shares.

Similarly, the exercise of a SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to a SAR. Upon a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the Common Stock at the time restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant. The participant also is subject to capital gains treatment on the subsequent sale of any Common Stock acquired through the exercise of a SAR or restricted share award. For this purpose, the participant’s basis in the Common Stock is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made).

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The Company may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

If a change in control occurs, outstanding unvested awards under the 2017 Plan may be considered parachute payments that would cause an “excess parachute payment” under the Code. An excess parachute payment may subject the participant to a 20% excise tax and preclude deduction by the Company.

The preceding discussion is based on federal income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2017 Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the plan. The Company recommends that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

The Board unanimously recommends that the shareholders vote “FOR” Proposal 3 to approve the IsoRay, Inc. 2017 Equity Incentive Plan.

PROPOSAL 4 – RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has re-appointed the firm of DeCoria, Maichel & Teague, P.S. to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2018, and has directed that such re-appointment be submitted to our shareholders for ratification at the Special Meeting. Our organizational documents do not require that our shareholders ratify the selection of our independent registered public accounting firm. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain DeCoria, Maichel & Teague, P.S., but still may retain it nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests.

A representative of DeCoria, Maichel & Teague, P.S. is expected to be present at the Special Meeting and will have an opportunity to make a statement if he or she desires to do so. The representative also is expected to be available to respond to appropriate questions from shareholders.

Audit and Non-Audit Fees

The Company paid or accrued the following fees in each of the prior three fiscal years to its principal accountant, DeCoria, Maichel & Teague, P.S.:

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	For the Year Ended June 30,
	2016	2015	2014
Audit fees	$87,597	$76,566	$63,471
Audit-related fees	-	-	-
Tax fees	$11,622	$11,988	$9,000
All other fees	$9,958	-	-

Totals	$109,177	$88,554	$72,471

Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC, as well as, in fiscal 2014, 2015 and 2016, the fees for the audit of our internal control over financial reporting. Tax fees include fees for the preparation of our federal and state income tax returns. All other fees are from consulting costs created by the review of documents related to equity offerings.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, DeCoria, Maichel & Teague, P.S. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by DeCoria, Maichel & Teague, P.S. described above were approved by our Audit Committee.

The Company’s principal accountant, DeCoria, Maichel & Teague, P.S., did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

The Board unanimously recommends that the shareholders vote “FOR” Proposal 4 to ratify the re-appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company’s Common Stock and voting Preferred Stock as of May 2, 2017 for (i) each person known by the Company to be a beneficial owner of five percent or more of the outstanding Common or Series B Preferred Stock of the Company, (ii) each executive officer, director and nominee for director of the Company, and (iii) directors and executive officers of the Company as a group. As of May 2, 2017, the Company had 55,017,419 shares of Common Stock and 59,065 shares of Series B Preferred Stock outstanding. Except as otherwise indicated below, the address for each listed beneficial owner is c/o IsoRay, Inc., 350 Hills Street, Suite 106, Richland, Washington 99354-5511.

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Common Stock Share Ownership

Name of Beneficial Owner	Common Shares Owned	Common Stock Options(1)	Percent of Class(2)
Thomas LaVoy Chairman & CEO	163,523	270,000	0.79%
William Cavanagh COO & CSO	-	26,658	0.05%
Matthew Branson Controller	-	15,000	0.03%
Philip J. Vitale, M.D. Director	40,000	50,000	0.16%
Michael W. McCormick Director	42,000	50,000	0.17%
Alan Hoffmann Director	20,000	50,000	0.13%
Michael Krachon Vice President, Sales and Marketing	-	41,667	0.08%
Directors and Executive Officers as a Group	265,523	503,325	1.40%

(1)	Only includes those Common Stock options that could be exercised for Common Stock within 60 days after April 30, 2017.
(2)	Percentage ownership is based on 55,017,419 shares of Common Stock outstanding on May 2, 2017. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after May 1, 2017 are deemed outstanding for computing the percentage ownership of the person or group holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or group.

Series B Preferred Stock Share Ownership

Name of Beneficial Owner	Series B Preferred Shares Owned	Percent of Class(1)
Aissata Sidibe(2)	20,000	33.86%
William and Karen Thompson Trust(3)	14,218	24.07%
Jamie Granger(4)	10,529	17.83%
Hostetler Living Trust(5)	9,479	16.05%
Leslie Fernandez(6)	3,688	6.24%
R. Jeanne Clark(7)	1,151	1.95%

(1)	Percentage ownership is based on 59,065 shares of Series B Preferred Stock outstanding on October 21, 2016.
(2)	The address of Ms. Sidibe is 229 Lasiandra Court, Richland, Washington 99352.
(3)	The address of the William and Karen Thompson Trust is 285 Dondero Way, San Jose, California 95119.
(4)	The address of Jamie Granger is 53709 South Nine Canyon Road, Kennewick, Washington 99337.
(5)	The address of the Hostetler Living Trust is 9257 NE 175th Street, Bothell, Washington 98011.
(6)	The address of Leslie Fernandez is 2615 Scottsdale Place, Richland, Washington 99352.
(7)	The address of R. Jeanne Clark is 1625 Mowry Square, Richland, Washington 99354.

No officers or directors beneficially own shares of any class of Preferred Stock.

EXECUTIVE COMPENSATION

This Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation program for fiscal year 2016. In particular, this CD&A explains how the Compensation Committee of the Board (the “Compensation Committee”) of the Board made 2016 compensation decisions for the following named executive officers:

•	Thomas LaVoy - Chairman and Chief Executive Officer

•	Brien Ragle – Former Chief Financial Officer

•	Matthew Branson - Controller

•	William Cavanagh, III - Chief Operating Officer and Chief Scientific Officer

•	Michael Krachon - Vice President, Sales and Marketing

•	Dwight Babcock - Former Chairman and Chief Executive Officer(1)

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(1)	Mr. Babcock retired from the Company on January 7, 2016. Mr. LaVoy was elected Chairman on January 7 and was appointed CEO effective February 15, 2016. Mr. Cavanagh served as Interim CEO until February 15, 2016. Mr. Ragle served as CFO until January 16, 2017.

Our Executive Compensation Program Framework

We design our named executive officer compensation programs to attract, motivate and retain the key executives who drive our success and help us maintain a strong position in our industry. We are committed to industry standards for the region in which we operate for base pay, bonuses and equity awarded to our named executive officers. In addition, we design our executive compensation program to encourage long-term commitment by our named executive officers to IsoRay.

This Executive Compensation section of the Proxy Statement includes our named executive officer compensation tables and related narrative discussion, provides historical details on our compensation programs and policies for our named executive officers.

Program Objectives

The compensation paid to the Company’s named executive officers is intended to align their interests with the long term interests of the Company’s shareholders and is based on a pay-for-performance philosophy. It is straightforward, consisting principally of salary, which must be competitive to retain the skills and experience of excellent employees, short-term incentives (quarterly and annual bonuses) and equity compensation to encourage long term commitment and team performance. Not all elements of our compensation package may be provided every year, depending on the performance of the Company and the executive.

We design our executive compensation program to achieve the following objectives:

•	Motivate and reward executives whose knowledge, skills and performance are essential to our success;

•	Align the performance of our executives and the interests of our shareholders;

•	Recruit and retain executive talent; and

•	Support the corporate business strategy by rewarding revenue growth and cost control measures.

We believe our executive compensation program promotes good governance and operates in the best interests of our shareholders; a summary of our compensation governance practices are listed below:

What we do		What we do not do

✓	Place an emphasis on variable compensation, which includes cash incentives that are dependent on the achievement of short-term financial goals, and equity awards that are dependent on stock price	×	Offer compensation-related tax gross ups

✓	Use stock options to align our executive’s interests with those of shareholders	×	Have any significant perquisites

✓	Have an executive compensation claw-back policy to ensure accountability	×	Have special retirement programs

✓	Have an independent compensation consultant advising the Compensation Committee	×	Reprice or cash out underwater stock options

		×	Guarantee bonuses

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Decision Making Process

Role of the Compensation Committee

The Compensation Committee has the primary responsibility for determining compensation of our executives. Our Board has determined that each member of our Compensation Committee is “independent” as that term is defined by applicable NYSE MKT rules, and a “non-employee” director as defined under Section 16 of the Exchange Act.

Our Compensation Committee determines all compensation matters for our named executive officers, including base salary, bonuses and equity compensation. Utilizing input from our Chief Executive Officer, the Compensation Committee makes an independent decision on compensation for each executive officer other than the Chief Executive Officer. The Compensation Committee also primarily relies on the judgment of the Chief Executive Officer in making compensation determinations of our non-executive staff. The primary goal of our Compensation Committee is to closely align the interests of our named executive officers and staff with those of our shareholders. The Compensation Committee assesses performance on a number of subjective and objective factors.

In making decisions regarding executive compensation, our Compensation Committee considers, among other things:

•	Past compensation levels of each executive and the executives as a group;

•	Consistency of current compensation with previous compensation decisions and benchmarks;

•	Existing levels of stock and stock option ownership among our executives, previous stock option grants and vesting schedules to ensure executive retention and alignment with shareholder interests;

•	Results of competitive analyses and recommendations of the Compensation Committee’s independent consultant;

•	Management recommendations;

•	General trends in executive compensation; and

•	Meeting ongoing revenue growth and cost control objectives.

The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance and reports its evaluation to the Board. The Board reviews the Compensation Committee’s evaluation and recommendation and also evaluates the Chief Executive Officer’s performance according to the goals and objectives established periodically by the full Board. This review serves as the basis for the recommendation of the Compensation Committee on Chief Executive Officer compensation.

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Role of the Chief Executive Officer

The Chief Executive Officer makes recommendations to the Compensation Committee and the full Board for the establishment of performance targets and individual performance objectives for the other named executive officers.

The Chief Executive Officer reviews the performance of each of the other named executive officers against his objectives and presents his evaluation of such named executive officer’s performance to the Compensation Committee. Decisions regarding individual compensation elements and total compensation are ultimately made by the Compensation Committee, using its judgment, focusing primarily on each named executive officer’s performance against his individual financial and strategic objectives, as well as the Company’s overall performance.

The Compensation Committee and the Chief Executive Officer also consider a variety of qualitative factors, including the business environment in which the results were achieved. Therefore, the Chief Executive Officer makes recommendations regarding each of the other named executive officer’s compensation based on multiple factors, including the competitive market and Company and individual performance. The Compensation Committee ultimately approves all compensation plans for senior management (including for the Chief Executive Officer’s compensation).

The Chief Executive Officer does not participate in the deliberations of the Compensation Committee regarding his own compensation.

Role of the Compensation Consultant

Pursuant to its Charter, the Compensation Committee has the authority to engage independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for our executive officers. As described elsewhere in this Proxy Statement, during fiscal 2016 the Compensation Committee engaged Pearl Meyer to review various elements of the Company’s overall compensation program, including performing reviews of the Company’s 2016 executive compensation plans.

Role of Benchmarking and Peer Groups

As part of our pay philosophy, our executive compensation program is designed to attract, motivate and retain our executives in an increasingly competitive market. To this end, during fiscal 2016 we evaluated industry-specific and general market compensation practices and trends to ensure that our program features and named executive officer pay opportunities remain appropriately competitive. When determining salaries, target bonus opportunities and long-term incentive grants for named executive officers, the Compensation Committee considers the performance of the Company and the individual, the nature of an individual’s role within the Company, experience in the officer’s current role, as well as input from its independent compensation consultant, among other variables.

In fiscal 2016, to facilitate its review and determination of executive compensation, the Compensation Committee engaged Pearl Meyer to conduct a comprehensive competitive review of our executive compensation program. In connection with this review and in consultation with Pearl Meyer and senior management of the Company, the Compensation Committee identified a peer group comprised of healthcare equipment, pharmaceutical and biotechnology companies roughly similar to the Company in revenue size or market capitalization, and focused on cancer treatments to the extent possible; the peer group consists of the 18 companies listed below:

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Apricus Biosciences, Inc.	Cytori Therapeutics, Inc.	OncoGenex Pharmaceuticals, Inc.
ArQule Inc.	Fate Therapeutics, Inc.	Onconova Therapeutics, Inc.
Cancer Genetics, Inc.	Fortress Biotech, Inc.	Pieris Pharmaceuticals, Inc.
Capricor Therapeutics, Inc.	GlobeImmune Inc.	Sunesis Pharmaceuticals, Inc.
Cleveland BioLabs, Inc.	Hansen Medical, Inc.	TRACON Pharmaceuticals, Inc.
Cyclacel Pharmaceuticals, Inc.	Northwest Biotherapeutics, Inc.	ViewRay, Inc.

The median (50th percentile) revenue size of the peer group was approximately $6 million, while the median market capitalization was $59 million; IsoRay’s revenue of $5 million and market capitalization of $63 million were roughly at the 41st and 53rd percentiles of the peer group, respectively.

In addition to peer group data, five published or private compensation surveys were also utilized in Pearl Meyer’s 2016 report and comparisons to survey benchmark positions were made based on the Company’s size. Pearl Meyer completed its preliminary review in June 2016 (with identical results later confirmed in July 2016 in its final review) and presented its analysis of the Company’s executive compensation program relative to peer and survey 25th, 50th and 75th percentile levels. Overall, the study suggested that IsoRay’s total direct compensation (base salary, bonus and value of long-term incentives) was generally below the 25th percentile market levels.

Our Executive Compensation Program Framework

Compensation Components

Our executive compensation primarily consists of base salary, bonuses and long-term equity-based compensation.

The factors our Compensation Committee considered for each of our executives in fiscal 2016 included:

•	Overall corporate performance during fiscal 2016 in achieving certain financial objectives and non-financial milestones;

•	The roles and responsibilities of our executives in helping the Company meet these milestones;

•	The additional roles and responsibilities of our executives; and

•	The individual experience and skills of our executives.

Base Salary

Base salaries of executive officers are reviewed and approved annually by our Compensation Committee and adjustments are made based on (i) salary recommendations from our Chief Executive Officer, (ii) individual performance of executive officers for the previous fiscal year, and (iii) historical pay. In addition, in establishing the total compensation package for our Chief Executive Officer, the Compensation Committee pursues the same objectives and policies that apply for our other executive officers.

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Base salary reflects job responsibilities, value to us and individual performance, taking into consideration the need to attract and retain our executives. We determine salaries for our named executive officers initially by reference to each executive’s previous year’s salary. The Compensation Committee determines any increase over these salaries based upon recommendations of our Chief Executive Officer, except in the case of the Chief Executive Officer’s own compensation. The Compensation Committee generally reviews base salaries of our executives annually and adjusts salaries from time to time to realign salaries with perceived market increases and individual performance.

Achievement of individual and corporate accomplishments along with the executive officer’s level of responsibility, competitive factors, the preliminary results of the Pearl Meyer compensation review and our internal policies regarding salary increases were considered regarding fiscal 2016 salary increases.

Merit-based salary increases for fiscal 2016 were 9.2% and 10.4% for Brien Ragle and William Cavanagh, respectively. Additionally, in June 2016, we set the annual base salary for fiscal 2017 for Thomas LaVoy, our Chairman and Chief Executive Officer, at $300,583 (no increase), for Brien Ragle, our Chief Financial Officer, at $149,100, for William Cavanagh, Chief Operating Officer and Chief Scientific Officer, at $201,700 and for Michael Krachon, our Vice President, Sales and Marketing, at $225,000 (no increase).

The Compensation Committee determined not to pay either Mr. LaVoy or Mr. Krachon a salary increase due to the fact that their services in these roles did not begin until February and March 2016, respectively.

Performance-Based Annual Bonus

We provide for an annual cash incentive that reinforces our pay-for-performance approach. This incentive compensation is a short-term incentive program that rewards achievement. Annual incentive awards are awarded at the sole determination of the Compensation Committee (on behalf of the Board) based on the actual and measurable performance of the Company based on a set of corporate objectives for the previous year.

In fiscal 2015, we implemented a cash incentive plan starting in fiscal 2016 whereby for each fiscal quarter, each named executive officer (in fiscal 2016, our named executive officers were Mr. Ragle, Mr. Cavanagh and Mr. Babcock) had an opportunity to earn a bonus of three percent (3%) of their annual base salary for a fifteen percent (15%) or greater increase in revenue from the prior fiscal year’s comparable quarter. Also, effective for the year ending June 30, 2016, each named officer had an opportunity to earn a bonus of three percent (3%) of their annual base salary for a fifteen percent (15%) or greater increase in revenue over the prior fiscal year.

For fiscal 2016, the Company achieved 15% revenue growth in one of four fiscal quarters. As a result, the following bonuses were paid to our named executive officers who were serving as officers during that quarter and are reported in the non-equity incentive compensation column of the Summary Compensation Table of this Proxy Statement.

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Named Executive Officer	2016 Bonus ($)
Thomas LaVoy Chairman & CEO(1)	-
Brien Ragle Former CFO	3,900
Matthew Branson Controller	-
William Cavanagh COO & CSO	4,893
Michael Krachon VP, Sales & Marketing(1)	-
Dwight Babcock Former Chairman & CEO	9,017

(1)	Neither Mr. LaVoy Mr. Krachon, nor Mr. Branson were serving as executive officers at the time of the one quarter in which revenues increased by fifteen percent (15%).

For fiscal year 2017, the bonus plan was revised such that each named officer has an opportunity to earn a bonus of four percent (4%) of his annual base salary for a twenty percent (20%) or greater increase in revenue from the prior fiscal year’s comparable quarter. Also, effective for the year ending June 30, 2017, each named officer has an opportunity to earn a bonus of four percent (4%) of his annual base salary for a twenty percent (20%) or greater increase in revenue over the prior fiscal year.

Long-Term Equity-Based Incentive Compensation

Our long-term incentive program provides an annual award, with the potential for periodic awards, which is performance based. The objective of the program is to align compensation for named executive officers over a multi-year period directly with the interests of our shareholders by motivating and rewarding creation and preservation of long-term shareholder value. We believe that we can maximize our long-term performance best if we tie the value of the long-term benefits our executives receive to our long-term performance.

Historically, the sole form of equity compensation to our executive officers has been stock options, but our recently adopted 2016 Equity Incentive Plan includes stock awards and stock appreciation rights as well. Our Compensation Committee receives preliminary recommendations for equity-based awards from our Chief Executive Officer (excluding the Chief Executive Officer’s own awards). Our Compensation Committee then reviews the recommendations and approves equity-based awards for all of our officers, including our Chief Executive Officer and the other named executive officers.

Stock option awards provide our executive officers with the right to purchase shares of our Common Stock at a fixed exercise price typically for a period of up to ten years, subject to continued service with us in accordance with the terms of our equity incentive plans, and generally vest over three to five years. We do not grant stock options that have exercise prices below the fair market value of our Common Stock on the date of grant. We do not reduce the exercise price of stock options if the price of our Common Stock subsequently declines below the exercise price unless we first obtain shareholder approval. However, we do adjust the exercise price of previously granted stock options to reflect recapitalizations, stock splits, mergers, and similar events as permitted by the applicable stock plans.

We typically grant stock options on an annual basis as part of annual performance reviews of our employees. We grant equity incentive compensation to our executive officers because we believe doing so will motivate our executives by aligning their interest more closely with the interest of our shareholders.

On February 15, 2016, Mr. LaVoy was granted options to purchase 250,000 shares of Common Stock at an exercise price of $0.69 per share and on March 7, 2016, Mr. Krachon was granted options to purchase 125,000 shares of Common Stock at an exercise price of $0.83 per share. On June 21, 2016, the Compensation Committee approved stock option grants to our named executive officers (other than Mr. Krachon), at an exercise price of $0.93, our closing stock price on June 21, 2016.

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Named Executive Officer	Option grant (# of shares)
Thomas LaVoy Chairman & CEO	350,000
Brien Ragle Former CFO	38,000
William Cavanagh COO & CSO	125,000
Michael Krachon VP, Sales & Marketing	125,000
Matthew Branson Controller	40,000

Other Practices, Policies and Guidelines

Other Benefits

We provide our named executive officers with the same employee benefits that all of our other employees receive under our broad-based benefit plans. These plans provide for health benefits, life insurance and other welfare benefits.

Perquisites

We do not provide our named executive officers with any retirement or welfare plan benefits that we do not provide to all of our other employees.

Risks Related to Compensation Policies and Practices

The Compensation Committee has considered whether our overall compensation program for employees in 2016 creates incentives for employees to take excessive or unreasonable risks that could materially harm our Company. We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long- and short-term compensation incentives that we believe is properly weighted, our Executive Compensation Clawback Policy and the uniformity of compensation practices across our Company, which the Compensation Committee regards as setting an appropriate level of risk taking for us. We also believe our internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing us to a harmful long-term business transaction in exchange for short-term compensation benefits.

Recoupment Policy

In order to align further management’s interests with the interests of our shareholders and to support good corporate governance practices, the Board has adopted a recoupment policy. Subject to rules of the SEC and NYSE MKT, in the event that we are required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the federal securities laws, we will form a committee of the independent directors to determine whether we will recover from any of our current or former executive officers, as determined in accordance with such rules, who received performance-based compensation (including stock options awarded as compensation) during the period for which we are required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement. The Compensation Committee may also take any other actions authorized by our Executive Compensation Clawback Policy.

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Employment Agreements

Thomas LaVoy

Mr. LaVoy took office as Chief Executive Officer on February 15, 2016. In connection with his appointment as Chief Executive Officer, the Company entered into an Executive Employment Agreement (“LaVoy Agreement”) with Mr. LaVoy for an initial term of three years subject to successive one year renewals. Under the LaVoy Agreement, Mr. LaVoy receives an annual salary of $300,000. He was eligible to participate in the bonus plan adopted by the Board in 2015 whereby he was eligible to receive a quarterly bonus of three percent (3%) of his annual salary for any increase in revenue for a fiscal quarter of fifteen percent (15%) or more over the prior year’s corresponding fiscal quarter and an additional annual bonus of three percent (3%) of his annual salary for any fifteen percent (15%) or more annual increase in revenue by the Company over the prior fiscal year. For fiscal year 2017, Mr. LaVoy is eligible to participate in the updated annual bonus plan as described in the Performance Based Annual Bonus section of this Compensation Discussion and Analysis.

Mr. LaVoy received options to purchase 250,000 shares of Common Stock on February 15, 2016. The options were granted at the closing price of the Common Stock on that day and vested immediately. On a “change of control” event, as defined in the LaVoy Agreement, all unvested options, if any, including any granted in the future, will become fully vested.

The LaVoy Agreement provides severance pay for the remaining term of the LaVoy Agreement or a one year period, whichever is longer. Mr. LaVoy’s employment may be terminated upon death, disability, by the Company for Cause or by Mr. LaVoy for “Good Reason.” If Mr. LaVoy’s employment is terminated by mutual agreement, by the Company without Cause, or by Mr. LaVoy for “Good Reason,” then he will be paid his unpaid salary, bonus and expenses through the date of termination, in addition to severance pay. If employment terminates for any other reason, then Mr. LaVoy only receives any unpaid salary, bonuses and expenses through the date of termination. “Good Reason” means material adverse change in Mr. LaVoy’s title, authority, duties or responsibilities. Mr. LaVoy is subject to standard confidentiality provisions and a non-compete, non-solicitation covenant for a one year period following termination of employment.

Michael Krachon

Mr. Krachon was hired as Vice President, Sales and Marketing on March 7, 2016. In connection with his hire, the Company entered into an Employment Agreement (“Krachon Agreement”) with Mr. Krachon for an initial term of three years subject to successive one year renewals. Under the Krachon Agreement, Mr. Krachon receives an annual salary of $225,000. He was also eligible to participate in the bonus plan adopted by the Board in 2015 whereby he was eligible to receive a quarterly bonus of three percent (3%) of his annual salary for any increase in revenue for a fiscal quarter of fifteen percent (15%) or more over the prior year’s corresponding fiscal quarter and an additional annual bonus of three percent (3%) of his annual salary for any fifteen percent (15%) or more annual increase in revenue by the Company over the prior fiscal year. For fiscal year 2017, Mr. Krachon is eligible to participate in the updated annual bonus plan as described in the Performance Based Annual Bonus section of this Compensation Discussion and Analysis.

Mr. Krachon received options to purchase 125,000 shares of Common Stock on March 7, 2016. The options were granted at the closing price of the Common Stock on that day and vest in one-third increments on each anniversary of the grant date.

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The Krachon Agreement provides severance pay for a one year period. Mr. Krachon’s employment may be terminated upon death, disability, by the Company for Cause or by Mr. Krachon for “Good Reason.” If Mr. Krachon’s employment is terminated by mutual agreement, by the Company without Cause, or by Mr. Krachon for “Good Reason,” then he will be paid his unpaid salary, bonus and expenses through the date of termination, in addition to severance pay. If employment terminates for any other reason, then Mr. Krachon only receives any unpaid salary, bonuses and expenses through the date of termination. “Good Reason” means material adverse change in Mr. Krachon’s title, authority, duties or responsibilities. Mr. Krachon is subject to standard confidentiality provisions and a non-compete, non-solicitation covenant for a one year period following termination of employment.

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past three fiscal years awarded to, earned by or paid to each of the following individuals. Salary and other compensation for these officers are set or recommended to the Board by the Compensation Committee. No other executive officer received total compensation of over $100,000 during fiscal year 2016.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Thomas LaVoy	2016	98,267	-	-	199,440	-	-	33,835	(3)	297,707
Chairman & CEO	2015	-	-	-	-	-	-	-		-
	2014	-	-	-	-	-	-	-		-
Brien Ragle	2016	148,361	-	-	24,900	3,900	-	-		177,161
CFO	2015	119,620	-	-	20,554	-	-	-		140,174
	2014	117,834	-	-	39,401	-	-	-		157,235
William Cavanagh	2016	186,021	10,000	-	81,600	4,893	-	-		282,514
COO & CSO(2)	2015	158,020	-	-	20,554	-	-	-		178,574
	2014	154,500	-	-	37,009	-	-	-		191,599
Michael Krachon	2016	60,577	-	-	72,700	-	-	-		133,277
VP, Sales & Marketing	2015	-	-	-	-	-	-	-		-
	2014	-	-	-	-	-	-	-		-
Matthew Branson	2016	90,094	2,000	-	16,400	-	-	-		-
Controller	2015	25,384	-	-	17,600	-	-	-		-
	2014	-	-	-	-	-	-	-		-
Dwight Babcock	2016	173,076	-	-	-	9,017	-	127,170	(4)	309,263
Former Chairman & CEO	2015	291,554	-	-	57,095	-	-	-		348,650
	2014	284,712	50,000	-	116,095	-	-	-		450,807

(1)	Amounts represent the ASC 718, Compensation – Stock Compensation valuation for the fiscal years 2016, 2015 and 2014, respectively. All such options were awarded under one of the Company’s four stock option plans. All options awarded (with the exception some of Mr. LaVoy’s stock option grants that were immediately vested on the grant date) vest in three to five equal annual installments beginning with the first anniversary from the date of grant and expire ten years after the date of grant. All options were granted at the fair market value of the Company’s stock on the date of grant and the Company used a Black-Scholes methodology as discussed in the footnotes to the financial statements to value the options.
(2)	Mr. Cavanagh served as the Company’s Vice-President, Research and Development until January 2016 when he was named Interim CEO upon the retirement of Dwight Babcock. Mr. Cavanagh served as Interim CEO until Mr. LaVoy took office as CEO on February 15, 2016. Mr. Cavanagh was then named COO, and later also Chief Scientific Officer.
(3)	This amount represents the amount paid in fees earned or paid in cash to the current executive officer for service on the board of directors and as the audit committee chairman prior to becoming an executive officer. He received no other consideration as a director or for services on the audit committee.

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(4)	This amount represents the amounts paid to the former executive officer under the terms of a separation agreement during the respective fiscal year.

Grants of Plan-Based Awards

The following tables set forth certain information with respect to stock and option awards and other plan-based awards granted to our named executive officers during fiscal 2016.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Thomas LaVoy Chairman & CEO	2/15/2016	250,000	0.69	134,140
Thomas LaVoy Chairman & CEO	6/21/2016	100,000	0.93	65,300
Brien Ragle Former CFO	6/21/2016	38,000	0.93	24,900
William Cavanagh COO & CSO	6/21/2016	125,000	0.93	81,600
Michael Krachon VP, Sales & Marketing	3/07/2016	125,000	0.83	72,700
Matthew Branson Controller	6/21/2016	25,000	0.93	33,400

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Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Thomas LaVoy	250,000	(12)	-	-	.69	2/15/2026
Chairman & CEO	-	(10)	100,000	-	.93	6/21/2026
	50,000	(12)	-	-	3.11	8/15/2016
Brien Ragle	5,000	(2)	-	-	4.40	03/02/2017
Former CFO	2,000	(3)	-	-	4.14	06/01/2017
	20,000	(4)	-	-	1.43	06/30/2020
	20,000	(5)	-	-	0.99	06/07/2021
	3,332	(7)	1,668	-	0.59	09/06/2023
	13,332	(8)	6,668	-	2.46	06/17/2024
	6,666	(9)	13,334	-	1.47	06/17/2025
	-	(10)	38,000	-	0.93	6/21/2026
William Cavanagh	6,660	(6)	-	-	0.98	06/27/2022
COO & CSO	13,332	(8)	6,668	-	2.46	06/17/2024
	6,666	(9)	13,334	-	1.47	06/17/2025
	-	(10)	125,000	-	0.93	6/21/2026
Michael Krachon VP, Sales & Marketing	41,667	(11)	83,333	-	.83	3/7/2026
Matthew Branson Controller	10,000	(13)	5,000	-	1.53	3/10/2015
Dwight Babcock	50,000	(1)	-	-	3.11	8/15/2016
Former Chairman & CEO	100,000	(1)	-	-	0.75	5/13/2018
	200,000	(1)	-	-	0.26	6/1/2019
	100,000	(1)	-	-	1.43	06/30/2020
	100,000	(1)	-	-	0.99	06/07/2021
	50,000	(1)	-	-	0.98	06/27/2022
	50,000	(1)	-	-	0.58	09/05/2023
	50,000	(1)	-	-	2.17	05/20/2024
	50,000	(1)	-	-	1.47	06/17/2025

(1)	Represents options issued to Mr. Babcock which were all immediately vested and exercisable. The grant dates are 10 years prior to the expiration date in the table above.
(2)	Represents the March 2, 2007 grant, all of which were exercisable as of March 2, 2010.
(3)	Represents the June 1, 2007 grant, all of which were exercisable as of June 1, 2010.
(4)	Represents a June 30, 2010 grant, all of which were exercisable as of June 30, 2013.
(5)	Represents a June 7, 2011 grant, all of which were exercisable as of June 30, 2014.
(6)	Represents a June 27, 2012 grant, all of which were exercisable as of June 27, 2015.
(7)	Represents a September 6, 2013 grant, one-third of which became exercisable on September 6, 2014, one-third of which became exercisable on September 6, 2015, and the final third will become exercisable on September 6, 2016.
(8)	Represents a June 17, 2014 grant, one-third of which became exercisable on June 17, 2015, one-third of which will become exercisable on June 17, 2016, and the final third will become exercisable on June 17, 2017.
(9)	Represents a June 17, 2015 grant, one-third of which will become exercisable on June 17, 2016, one-third of which will become exercisable on June 17, 2017, and the final third will become exercisable on June 17, 2018.
(10)	Represents a June 21 2016 grant, one-fifth of which will become exercisable on June 21, 2017, one-fifth of which become exercisable on June 21, 2018, one-fifth of which become exercisable on June 21, 2019, one-fifth of which become exercisable on June 21, 2020, and the final fifth of which become exercisable on June 21, 2021.
(11)	Represents a March 7, 2016 grant, one-third of which will become exercisable on March 7, 2017, one-third of which will become exercisable on March 7, 2018, and the final third will become exercisable on March 7, 2019.
(12)	Represents options issued to Mr. LaVoy which were all immediately vested and exercisable. The grant dates are ten years prior to the expiration date in the table above.

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Option Exercises and Stock Vested

There were no option exercises or stock vesting by named executive officers during fiscal 2016.

The Company has a 401(k) plan that covers all eligible full-time employees of the Company. Contributions to the 401(k) plan are made by participants to their individual accounts through payroll withholding. Additionally, the 401(k) plan provides for the Company to make contributions to the 401(k) plan in amounts at the discretion of management. The Company has not made any contributions to the 401(k) plan and does not maintain any other retirement plans for its executives or employees.

Director Compensation – Fiscal Year 2016

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation ($)	All other compensation ($)	Total ($)
Thomas LaVoy(1)	20,839	-	28,840	-	-	-	28,840
Michael McCormick	43,500	-	16,400	-	-	-	16,400
Philip Vitale MD	44,000	-	16,400	-	-	-	16,400

(1)	Mr. Hoffmann received payment for his service as a non-employee director beginning when Board services and service on committees of the Board commenced on January 13, 2016.

During fiscal year 2015, each non-employee director received cash compensation of $2,000 per month. In addition, each non-employee director received $1,000 per Board meeting attended in person or $500 per Board meeting attended via telephone and $500 per committee meeting attended.

Each non-employee director had stock options to purchase shares of the Company’s Common Stock outstanding as of June 30, 2016 as follows: Mr. Hoffmann had stock options to purchase 50,000 shares of Common Stock, Mr. McCormick had stock options to purchase 50,000 shares of Common Stock, and Dr. Vitale had stock options to purchase 50,000 shares of Common Stock.

During the fiscal year 2016, the independent directors received $3,000 per month for their service. Until Mr. LaVoy resigned as the Chair of the Audit Committee, he received an additional $1,000 per month for serving in that role. In addition, each non-employee director received $1,000 per Board meeting attended in person or $500 per Board meeting attended via telephone and $500 per committee meeting attended. Employee directors do not receive any compensation for their service on the Board.

Compensation Committee Interlocks and Insider Participation

Other than Mr. LaVoy, no member of the Compensation Committee is or was during fiscal year 2016 an employee, or is or ever has been an officer of our Company during their time of service on the Compensation Committee. Mr. LaVoy resigned from his position on the Compensation Committee on January 13, 2016, and he was not serving as a member of the Compensation Committee at the time of its decisions related to the compensation described in the CD&A. None of our executive officers has served during fiscal year 2016 as a director or a member of the Compensation Committee of another company other than Mr. LaVoy, who serves as a Director of Alanco Technologies, Inc. (OTC: ALAN) but does not serve on its Compensation Committee.

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Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the matters contained under the title Compensation Discussion and Analysis of this Proxy Statement with our management and, based on such review and discussions we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A for the Company’s fiscal year ended June 30, 2016.

Respectfully submitted,

Philip Vitale, MD (Chair)
Alan Hoffmann
Michael McCormick

OTHER INFORMATION

Shareholder Communications with the Board

To contact members of the Board, individually or collectively, on any subject, please address that communication to:

Krista Cline, Corporate Secretary

IsoRay, Inc.

350 Hills Street, Suite 106

Richland, Washington 99354-5511

The mailing envelope for your communication should contain a clear notation that the enclosed letter is a “shareholder-board communication” or “shareholder-director communication.” You must include your name and address in the written communication and indicate whether you are a shareholder of the Company. We screen mail addressed to the Board, its Committees or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors. The Corporate Secretary will acknowledge the receipt of the communication, inform the shareholder concerning the distribution of that communication, and when any action (if requested) would be reviewed by the Board and/or the relevant functional committee. The Corporate Secretary will notify the shareholder of any action taken by the Board in reference to the shareholder’s request.

Board Attendance at Special Meeting

While the Company does not have a formal policy regarding attendance by members of the Board at the Company’s Special Meetings of shareholders, it has encouraged its directors to attend this Special Meeting and expects to continue this informal policy. Shareholders are encouraged to interact with the directors at that time. All directors attended the last Special Meeting of the Company’s shareholders.

Expenses of Solicitation

The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Notice Regarding the Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that the Company may provide to shareholders. Proxies will be solicited by mail and may also be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission.

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The Company has retained Georgeson LLC, an independent proxy solicitation firm (“Georgeson”), to assist in soliciting proxies from shareholders. Georgeson will receive a fee of approximately $7,500 as compensation for its services and will be reimbursed for its out-of-pocket expenses, which are expected to not exceed $______. An additional fee, estimated to be $______-______ in the aggregate, will be payable for telephone solicitations and other shareholder meeting services. The Company has agreed to indemnify Georgeson against certain liabilities arising under the federal securities laws.

The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward solicitation materials to the beneficial owners of shares of common and Series B Preferred Stock as of the record date and will reimburse such persons for the cost of forwarding the solicitation materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the proxy card if you receive one by mail will help to avoid additional expense. Proxies and ballots will be received and tabulated by Broadridge and the Company’s Corporate Secretary, Krista Cline, will serve as the inspector of elections for the Special Meeting.

Adjournment of the Special Meeting

In the event there are an insufficient number of shares of our common and Series B Preferred Stock present in person or by proxy at the Special Meeting to constitute a quorum, the Board will request approval to adjourn the Special Meeting to a later date. The place and date to which the Special Meeting would be adjourned would be announced at the Special Meeting.

Shareholder Proposals and Director Nominations

In order to be eligible for inclusion in the Company’s proxy materials for the Fiscal 2018 Annual Meeting of Shareholders, any shareholder proposal to take action at such Annual Meeting must generally be received at the Company’s executive offices at 350 Hills Street, Suite 106, Richland, Washington 99354-5511 no later than July 7, 2017 in order to be considered timely under SEC rules and the advance notice provisions of the Company’s Bylaws. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

The notice with respect to business proposals to be brought before the Annual Meeting must state the shareholder’s name, address and the number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

Shareholders wishing to submit recommendations for director candidates must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:

•	The name, address and biography of the candidate, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice;

•	The name, address and phone number of the shareholder or group of shareholders making the recommendation; and

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•	With respect to Common Stock beneficially owned by the shareholder or group of shareholders making the recommendation, and to the extent any shareholder is not a registered holder, proof of the number of shares held.

To be considered by the Board for the Fiscal 2018 Annual Meeting of Shareholders and to be eligible for inclusion in the Company’s proxy materials for that meeting, a director candidate nomination must be received by the Secretary by September 15, 2017 in order to be considered timely under SEC rules and the advance notice provisions of the Company’s Bylaws.

However, if the date of the Fiscal 2018 Annual Meeting is a date that is not within 30 days before or after the anniversary date of the Fiscal 2017 Annual Meeting, notice by the shareholder of a proposal must be received no later than ninety days before the date of the Fiscal 2018 Annual Meeting, or, if later, by the close of business on the 10th calendar day after the first public announcement of the date of such Annual Meeting. A public announcement includes disclosure in (i) a document filed by the Company with the SEC, (ii) a mailed notice of the Fiscal 2018 Annual Meeting, and (iii) a press release reported by a national news service. Unless otherwise provided in the Company’s bylaws, a shareholder who wishes to put forth a proposal at the Fiscal 2018 Annual Meeting of Shareholders without including the proposal in the Company’s proxy statement must notify the Company of such proposal by September 15, 2017. If a shareholder fails to give notice by this date, the proxy solicited by the Company for use in connection with the Fiscal 2018 Annual Meeting will confer discretionary authority on the persons named as proxies to vote in their discretion on such proposal without any discussion in the proxy statement of either the proposal or how the proxies intend to exercise their voting discretion.

HOUSEHOLDING

Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Special Meeting to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another shareholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

•	If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Trust Company, 350 Indiana Street, Golden, Colorado 80401 (Attn: IsoRay, Inc. Representative) or calling (303) 262-0600.

•	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

OTHER BUSINESS

Under Minnesota law, the business to be transacted at the Special Meeting is limited to the matters set forth in the Notice of Special Meeting attached hereto. If any other proposals should properly come before the Special Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

By Order of the Board of Directors,

Krista Cline
Secretary

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APPENDIX A

ISORAY, INC.

2014 EMPLOYEE STOCK OPTION PLAN

1.	Establishment, Purpose and Term of Plan.

1.1           Establishment. This IsoRay, Inc. 2014 Employee Stock Option Plan (the "Plan") is hereby established effective as of January 16, 2014 (the "Effective Date").

1.2           Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

1.3           Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company. The Company intends that the Plan comply with Section 409A of the Code, including any amendments or replacements of such section, and the Plan shall be so construed.

2.	Definitions and Construction.

2.1           Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

(a)          "Affiliate" means (i) an entity, other than a Parent Corporation, that directly, or indirectly, through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b)          "Assumed " means that pursuant to a Corporate Transaction either (i) an Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its parent in connection with the Corporate Transaction, with appropriate adjustments to the number and type of securities of the successor entity or its parent subject to the Award and the exercise or purchase price thereof, which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction, as determined in accordance with the instruments evidencing the agreement to assume the Award.

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(c)          "Award" means an Option granted under the Plan.

(d)          "Award Agreement" means an Option Agreement, as the case may be.

(e)          "Board" means the Board of Directors of the Company. If the Committee has been appointed by the Board to administer the Plan, "Board" also means such Committee.

(f)          "Cause" means, with respect to a Participant and unless otherwise defined by the Participant's Award Agreement or contract of employment or service, any of the following: (1) the Participant's actual or attempted theft, dishonesty, or falsification of any Participating Company documents or records or other misconduct in the performance of his or her duties (including, but not limited to, violation of Company policies, workplace rules, standards of conduct, or breaches of loyalty); (2) the Participant's disclosure of or improper use of a Participating Company's confidential or proprietary information; (3) any action by the Participant which has a material detrimental effect on a Participating Company's reputation or business; (4) the Participant's repeated failure, neglect or inability to perform any assigned duties; (5) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (6) the Participant's commission or conviction (including any plea of guilty or nolo contendere) of any felony or other crime involving fraud, dishonesty or moral turpitude. A Participant who agrees to resign his affiliation with a Participant Company in lieu of being terminated for Cause may, at the Board's discretion, be deemed to have been terminated for Cause for purposes of the Plan.

(g)          "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(h)          "Committee" means the compensation committee or other committee of the Board appointed to administer the Plan and having such powers as shall be specified by the Board, provided that unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. To the extent required by applicable regulations under Section 162(m) of the Code, the Committee shall be comprised of two or more "outside directors" (as defined in applicable regulations thereunder) who, to the extent required by Rule 16b-3, or any successor provision, shall be non-employee directors within the meaning of such Rule.

(i)          "Company" means IsoRay, Inc., a Minnesota corporation, or any successor corporation thereto.

(j)          "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Sections 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

2

(k)          "Corporate Transaction" means any of the following transactions:

(i)          a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)         the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)        the complete liquidation or dissolution of the Company;

(iv)        any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Board determines not to be a Corporate Transaction; or

(v)         acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction or series of related transactions that the Board determines shall not be a Corporate Transaction.

(l)          "Director" means a member of the Board or of the board of directors of any other Participating Company.

(m)          "Disability" means a mental or physical condition that the Board determines in its judgment, and based on such evidence as it deems appropriate, renders the Participant unable to perform, with or without reasonable accommodations, the major duties of the Participant's position with the Participating Company Group, and which is expected to be permanent or of indefinite duration; provided that, for purposes of the exercise of an incentive stock option, it shall mean a total and permanent disability within the meaning of Code Section 22(e)(3).

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(n)          "Employee" means any individual that is an employee (including an Officer or a Director who is also treated as an employee) of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Board shall determine in its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Board's determination, all such determinations shall be final, binding and conclusive, notwithstanding that the Board or any court of law or governmental agency may subsequently make a contrary determination.

(o)          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(p)          "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)          If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the New York Stock Exchange, the NASDAQ Global Market, the NASDAQ Global Select Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii)         If the Stock is not listed on an established stock exchange or national market system, but the Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Stock on such date, the high bid and low asked prices for a share of Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(iii)        If, on such date, the Stock is not listed on a national or regional securities exchange or market system or regularly quoted by a recognized securities dealer, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and subject to compliance with Section 409A of the Code.

4

(q)          "Good Reason" means, with respect to a Participant and unless otherwise defined by the Participant's Award Agreement or contract of employment or service, the occurrence after a Corporate Transaction of any of the following events or conditions, unless consented to by the Participant (and the Participant shall be deemed to have consented to any such event or condition unless he or she provides written notice of his or her non-acquiescence within 30 days of the effective time of such event or condition):

(i)          a change in the Participant's responsibilities or duties, which represents a material and substantial diminution in the Participant's responsibilities or duties as in effect immediately preceding the consummation of a Corporate Transaction;

(ii)         a reduction in the Participant's base salary to a level at least twenty percent (20%) below Participant's base salary in effect at any time within twelve (12) months preceding the consummation of a Corporate Transaction; provided that an across-the-board reduction in the salary level of substantially all other individuals in positions similar to the Participant's by the same percentage amount shall not constitute such a salary reduction; or

(iii)        requiring the Participant to be based at any place outside a 50-mile radius from the Participant's job location or residence prior to the Corporate Transaction, except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction.

(r)          "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(s)          "Insider" means an Officer, a member of the Board or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(t)          "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(u)          "Officer" means any person designated by the Board as an officer of the Company.

(v)         "Option" means a right granted under Section 6 to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(w)          "Option Agreement" means the written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Option granted to the Participant and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

5

(x)          "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

(y)          "Participant" means any eligible person who has been granted one or more Awards.

(z)          "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

(aa)        "Participating Company Group" means, at any point in time, all corporations, collectively, that are then Participating Companies.

(bb)        "Replaced" means that pursuant to a Corporate Transaction an Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or parent of either of them, which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Board and its determination shall be final, binding and conclusive.

(cc)        "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(dd)        "Securities Act" means the Securities Act of 1933, as amended.

(ee)        "Service" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day following the commencement of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant's right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Option Agreement or Stock Purchase Agreement. Except as otherwise provided by the Board, in its discretion, the Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Board, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of and reason for such termination for purposes of the Plan.

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(ff)         "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(gg)        "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

(hh)        "Ten Percent Stockholder" means a person who, at the time an Award is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

2.2           Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.	Administration.

3.1           Administration of the Plan. The Plan shall be administered by the Board until the Committee has been appointed by the Board, and upon such appointment and in accordance with Sections 2.1(e) and (h) hereof, the Committee shall administer the Plan in lieu of the Board and have all of the powers of the Board granted herein (unless specifically limited by the Board), including, without limitation, the powers set forth in Section 3.2 of this Plan; provided, however, and notwithstanding the foregoing or anything herein which may be construed as being to the contrary, the Board exclusively shall have the power to and may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter and once again directly administer the Plan.

3.2           Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(a)          to determine when, to whom and in what types and amounts Awards should be granted, and the terms and conditions applicable to each Award, including the exercise price and term of Options;

(b)          to construe and interpret the Plan and to make all determinations (including determining Fair Market Value) necessary or advisable for the administration of the Plan;

(c)          to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability of Awards upon the termination of Services of a Participant;

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(d)          to determine the terms and conditions of any and all Award Agreements (which need not be identical with respect to any Option Agreement against another), approve forms of Award Agreements for use under the Plan, and, with the consent of the Participant, to amend any such Award Agreement at any time; provided that the consent of the Participant shall not be required for any amendment which (i) does not materially adversely affect the rights of the Participant, or (ii) is necessary or advisable (as determined by the Board) to carry out the purpose of the Award as a result of any new or change in existing applicable law or accounting rules;

(e)          to accelerate the exercisability of any Award or any group of Awards for any reason and at any time, including in connection with a Participant's termination;

(f)           subject to the terms and provisions of the Plan, to extend the time during which any Award or group of Awards may be exercised;

(g)          to make such adjustments or modifications to Awards to Participants who are working outside the United States or to create and administer sub-plans as the Board deems advisable to fulfill the purposes of the Plan or to comply with applicable local law;

(h)          to cancel, with the consent of the Participant, outstanding Awards and grant new Awards in substitution therefor;

(i)          to delegate to officers, employees or independent contractors of the Company matters involving the routine administration of the Plan, and which are not specifically required by any provision of this Plan to be performed by the Board;

(j)           to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Board may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Participant;

(k)          to correct any defect, omission or inconsistency in the Plan, grant, or Award Agreement in any manner and to the extent it shall deem necessary or expedient; and

(l)           to take any other action with respect to any matters relating to the Plan for which it is responsible.

All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.3           Committee Action. Upon its appointment, the Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee.

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3.4           Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.5           Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in performance of his or her duties; provided, however, that within sixty (60) days after the institution of any such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

3.6           At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue in the employ of, or as a Director or Consultant for, a Participating Company, or shall interfere with or restrict in any way the rights of a Participating Company, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Participant and a Participating Company.

3.7           Repricing. The Board shall have the authority, without the approval of the shareholders of the Company, to amend any outstanding Option to increase or reduce the price per share or to cancel and replace an Option with the grant of an Option having an exercise price per share that is less than, greater than or equal to the price per share of the original Option.

4.	Shares Subject to Plan.

4.1           Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 2,000,000, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled, or if shares of Stock are acquired upon the exercise of an Award subject to a Company repurchase option and are repurchased by the Company at the Participant's exercise or purchase price, the shares of Stock allocable to the unexercised portion of such Award or such repurchased shares of Stock shall again be available for issuance under the Plan. However, except as adjusted pursuant to Section 4.2, in no event shall more than 1,000,000 shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the "ISO Share Limit").

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4.2           Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Limit set forth in Section 4.1, and in the exercise price per share of any outstanding Options in order to prevent dilution or enlargement of Optionees' rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

5.	Eligibility and Option Limitations.

5.1           Persons Eligible for Awards. Awards may be granted only to Employees and Consultants. For purposes of the foregoing sentence, "Employees" and "Consultants" shall include prospective Employees and prospective Consultants to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.2           Option Grant Restrictions. An Incentive Stock Option may be granted only to a person who is an Employee on the effective date of grant of the Option to such person. Any person who is not an Employee on the effective date of the grant of an Option to such person may only be granted a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

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5.3           Fair Market Value Limitation. To the extent that Options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6.	Terms and Conditions of Options.

Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall be subject to the following terms and conditions:

6.1           Exercise Price. The exercise price for each Option shall be established in the discretion of the Board, subject to compliance with Section 409A of the Code; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Option granted to a Ten Percent Stockholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2           Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that, (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

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6.3	Payment of Exercise Price.

(a)          Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 8, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration. Notwithstanding any other provision of the Plan to the contrary, no Optionee who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Options granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(b)	Limitations on Forms of Consideration.

(i)          Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and were not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii)         Cashless Exercise. The Board reserves, at any and all times, the right, in the Board's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.4	Effect of Termination of Service.

(a)          Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein, and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with this Section 6.4 and thereafter shall terminate:

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(i)          Disability. If the Participant's Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

(ii)         Death. If the Participant's Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer period of time as determined by the Board, in its discretion) after the Participant's termination of Service.

(iii)        Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant's Service with the Participating Company Group is terminated for Cause, as defined by the Participant's Option Agreement or contract of employment or service (or, if not defined in any of the foregoing, as defined below), the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

(iv)        Other Termination of Service. If the Participant's Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

(b)          Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 11 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

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(c)          Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing other than termination for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

6.5           Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, under Rule 701 under the Securities Act and the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.	Standard Forms of Agreements.

7.1           Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

7.2           Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of agreement described in this Section 8 either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that any such new, revised or amended standard form or forms of agreement shall be subject to the terms of the Plan as set forth herein.

8.	Change in Control.

8.1           Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

8.2           Acceleration of Award Upon Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

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(a)          for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the shares of Stock at the time represented by such Assumed or Replaced portion of the Award immediately upon termination of the Participant's Service, if such Service is terminated by the successor company or the Company without Cause or voluntarily by the Participant with Good Reason within twelve (12) months after the Corporate Transaction; and

(b)          for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the shares of Stock at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided however that such accelerated portion of the Award shall terminate under Section 9.1 to the extent not exercised prior to the consummation of such Corporate Transaction.

8.3	Federal Excise Tax Under Section 4999 of the Code.

(a)          Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an "excess parachute payment" under Section 280G of the Code, the Participant may to the extent permitted by applicable law elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b)          Determination by Independent Accountants. To aid the Participant in making any election called for under Section 8.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an "excess parachute payment" to the Participant as described in Section 8.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the "Accountants"). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits that would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section 8.3(b).

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9.	Tax Withholding.

9.1           Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to an Option Agreement or Stock Purchase Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

9.2           Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

10.	Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock upon exercise of Awards shall be subject to compliance with all applicable requirements of federal, state and foreign securities laws. Awards may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other laws or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise be in effect with respect to the shares of Stock issuable upon such exercise or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to lawfully issue and sell any shares of Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares. As a condition to the exercise of any Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

11.	Termination or Amendment of Plan.

The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

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12.	Miscellaneous Provisions.

12.1         Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

12.2         Approval of Plan by Shareholders. The Plan may be submitted for the approval of the Company's shareholders within twelve (12) months of the date of the Board's initial adoption of the Plan. Awards requiring shareholder approval may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no shares of Stock shall be issued pursuant thereto prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards that require shareholder approval and were previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

12.3         No Shareholder Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

12.4         Effect of Plans on Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for any Participating Company. Nothing in the Plan shall be construed to limit the right of any Participating Company: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of any Participating Company, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.5         Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Minnesota without regard to conflicts of laws thereof.

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12.6         Section 409A. To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Option shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

12.7         No Rights to Options. No Employee, Consultant or other person shall have any claim to be granted any Option pursuant to the Plan, and neither the Company nor the Board is obligated to treat Employees, Consultants, Participants or any other persons uniformly.

12.8         Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of any Participating Company except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.9         Expenses. The expenses of administering the Plan shall be borne by the Participating Companies.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the IsoRay, Inc. 2014 Employee Stock Option Plan as duly adopted by the Board on January 16, 2014.

/s/ Krista Cline
Krista Cline, Secretary

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APPENDIX B

ISORAY, INC. 2017 EQUITY INCENTIVE PLAN

1.	Purpose; Eligibility.

1.1           General Purpose. The name of this plan is the IsoRay, Inc. 2017 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable IsoRay, Inc., a Minnesota corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2           Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3           Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, and (d) Restricted Awards.

2.	Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company by virtue of being part of a parent-subsidiary group in which each entity owns at least fifty percent (50%) of the equity interests in the other entity.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right or a Restricted Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant:

(a)	If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b)	If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a)	malfeasance in office;

(b)	gross misconduct or neglect;

(c)	false or fraudulent misrepresentation inducing the director’s appointment;

(d)	willful conversion of corporate funds; or

(e)	repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee or disinterested Board members, as applicable, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means:

(a)	One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b)	One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;

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(c)	A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by majority of the Board before the date of appointment or election; or

(d)	One Person (or more than one Person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means IsoRay, Inc., a Minnesota corporation, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by IRS Notice 2007-49.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board or a member of the Board of Directors of any Affiliate of the Company.

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“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person (including those who serve as an Officer or Director but are also employed by the Company) employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Company deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined by the Committee in accordance with Section 409A of the Code, and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

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“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this IsoRay, Inc. 2017 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

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“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Awards” means Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	Administration.

3.1           Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)          to construe and interpret the Plan and apply its provisions;

(b)          to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)          to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)          to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

(e)          to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)           from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)          to determine the number of shares of Common Stock to be made subject to each Award;

(h)          to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

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(i)           to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)           to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(k)          to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(l)           to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m)          to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n)          to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, but in no event shall the modification be less than the Fair Market Value on the date of the modification, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2           Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3           Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. Notwithstanding the foregoing, the Board, and not the Committee, shall administer the Plan with respect to all Awards to any Director who is not also an Employee.

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3.4           Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5           Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

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4.	Shares Subject to the Plan.

4.1           Subject to adjustment in accordance with Section 11, a total of 4,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan; provided that, no more than 2,000,000 shares of Common Stock may be granted as Incentive Stock Options. Additionally, a Director who is not also an Employee may not be granted Awards covering more than 100,000 shares of Common Stock in any fiscal year. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2           Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3           Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 500,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 500,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.

4.4           Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.5           Any shares of Common Stock issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired company shall not reduce the shares of Common Stock available for Awards under the Plan to the extent that the rules and regulations of any stock exchange or other trading market on which the shares of Common Stock are listed or traded provide an exemption from shareholder approval for assumption, substitution, conversion, adjustment, or replacement of outstanding awards in connection with mergers, acquisitions, or other corporate combinations.

5.	Eligibility.

5.1           Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2           Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

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6.             Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1           Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2           Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3           Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

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6.4           Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5           Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6           Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7           Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

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6.8           Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9           Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10         Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11         Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12         Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.	Provisions of Awards Other Than Options.

7.1	Stock Appreciation Rights.

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(a)	General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)	Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)	Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)	Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)	Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

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(f)	Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)	Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2	Restricted Awards.

(a)	General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”), which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)	Restricted Stock

Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

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(c)	Restrictions

Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(d)	Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)	Delivery of Restricted Stock

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

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(f)	Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

8.             Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.             Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.	Miscellaneous.

10.1	[Intentionally Omitted.]

10.2         Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3         No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

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10.4         Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5         Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.           Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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12.	Effect of Change in Control.

12.1         Unless otherwise provided in an Award Agreement or in a Participant’s employment or service agreement, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units. To the extent practicable, any actions taken by the Committee under the immediately preceding sentence shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2         In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3         The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.	Amendment of the Plan and Awards.

13.1         Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2         Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3         Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

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13.4         No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5         Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.	General Provisions.

14.1         Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2         Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3         Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4         Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5	[Intentionally Omitted.]

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14.6         Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7         Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8         Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9         No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10       Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11       Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12       Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

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14.13       Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14       Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

14.15       Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.16       Expenses. The costs of administering the Plan shall be paid by the Company.

14.17       Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18       Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19       Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.           Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.           Termination or Suspension of the Plan. The Plan shall terminate automatically on the ten-year anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

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17.           Choice of Law. The law of the State of Minnesota shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of IsoRay, Inc. on May 4, 2017.

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ISORAY, INC.
350 HILLS STREET, SUITE 106
RICHLAND, WA 99354

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The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4.

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0000338498_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com

ISORAY, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
THE SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Thomas C. LaVoy and Philip Vitale, and each of them, with full power of substitution, to act for and in the name of the undersigned to vote all shares of common stock and Series B preferred stock of IsoRay, Inc. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company, to be held at 8701 E. Pinnacle Peak Road, Scottsdale, AZ 85255-3589, on Thursday, June 15, 2017, at 11: 00 A.M., local time, and at any and all adjournments thereof, as indicated on the reverse side.

This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted "FOR" proposals 1, 2, 3 and 4.

The undersigned may elect to withdraw this proxy card at any time prior to its use by (1) giving written notice to Krista Cline, Corporate Secretary, 350 Hills Street, Suite 106, Richland, WA 99354, (2) by executing and delivering a proxy card bearing a later date or (3) by voting in person at the Special Meeting.

0000338498_2 R1.0.1.15

Continued and to be signed on reverse side